SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 1, 2000
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                              NTL INCORPORATED
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             (Exact Name of Registrant as Specified in Charter)


  Delaware                         0-30673                    13-4105887
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(State or Other                 (Commission               (IRS Employer
Jurisdiction of                  File Number)            Identification No.)
Incorporation)


  110 East 59th Street, New York, New York                     10022
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  (Address of Principal Executive Offices)                   (Zip Code)


     Registrant's Telephone Number, including area code: (212) 906-8440
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       (Former Name or Former Address, if Changed Since Last Report)



Item 9.    Regulation FD Disclosure.
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      NTL Incorporated is furnishing this Report on Form 8-K pursuant to
Regulation FD in connection with the planned disclosure of information at a conference on November 1, 2000. At such conference, NTL Incorporated will indicate that it expects to be free-cash flow positive by the end of 2003 or in the early part of 2004. Further, NTL Incorporated will note that its current EBITDA reflects substantial customer acquisition and integration costs. In addition, NTL Incorporated will state that those capital expenditures are expected to peak in the second half of 2000 and that most of those expenditures are customer led or discretionary.

      "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This disclosure includes forward-looking statements concerning the future development of the business and expectations of future financial performance of NTL Incorporated within the meaning of the Private Securities Litigation Reform Act of 1995, that are management's estimates, assumptions and projections and are not guarantees of future performance. Forward-looking statements involve known and unknown risks and uncertainties. These and other important factors, including those mentioned in various Securities and Exchange Commission filings made periodically by NTL Incorporated, may cause NTL Incorporated's actual results and performance to differ materially. These statements represent NTL Incorporated's reasonable judgment on the future and are based on assumptions and factors that could cause actual results to differ materially. Investors and prospective investors should read this information in conjunction with NTL Incorporated's most recent Form 10-K, Form 10-Q and other documents filed with the Securities and Exchange Commission. NTL Incorporated assumes no obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in factors affecting such statements.

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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NTL INCORPORATED
                              (Registrant)

                              By:/s/ Richard J. Lubasch
                                 ---------------------------------
                                 Name: Richard J. Lubasch
                                 Title: Executive Vice President-
                                        General Counsel

Dated: November 1, 2000